Exhibit 99.3

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Tom Filandro - ICR, Inc.
Partner
tom.filandro@icrinc.com
(646) 277-1235

BIG LOTS PROVIDES LONG-TERM GROWTH AND MARGIN OUTLOOK AND Q4 BUSINESS UPDATE

COMPANY ANNOUNCES COMPLETION OF APPROXIMATELY $70 MILLION OF SHARE REPURCHASES QUARTER-TO-DATE

COMPANY PROVIDES UPDATED INVESTOR PRESENTATION IN CONNECTION WITH ITS PARTICIPATION IN THE ICR CONFERENCE ON TUESDAY JANUARY 11TH

FOR INVESTOR PRESENTATION, PLEASE VISIT: https://www.biglots.com/corporate/investors

Columbus, Ohio -- January 10, 2022 -- Big Lots, Inc. (NYSE: BIG) today provided a long-range growth and margin outlook detailing a significant value-creation opportunity over the coming years. Details of the company’s long-term outlook are available in an updated investor presentation available through the company’s website and include:

•A sales goal of $8 to $10 billion driven by approximately 500 net store openings, merchandise sales productivity initiatives, and continued ecommerce growth
•An operating margin goal of 6% to 8% driven by gross margin improvement and expense leverage
•A Return on Invested Capital goal of 20% to 25%

Commenting on the company’s long-term goals, Bruce Thorn, President and CEO of Big Lots stated, “We are highly confident that Operation North Star has put us on track to create tremendous long-term value for shareholders, and that we now have the visibility to provide a long-term financial outlook. We see a clear and long runway for growth ahead of us, coupled with the opportunity to drive returns through margin expansion and judicious capital allocation. We have all of the foundations in place to accomplish this, including a seasoned and ambitious team, new tools and technologies, and a proven pipeline of innovation. We will do all of this by accomplishing our mission to help our customer Live BIG and Save Lots!”

The company also provided an update on results for the fourth quarter of fiscal 2021. Through the end of fiscal December, the company’s performance was at the upper end of its expectations. On a quarter-to-date basis through the end of fiscal December, the company achieved a two-year comparable sales increase of approximately 9%.

Investor Contact
ICR, Inc.
Tom Filandro, 646-277-1235
Tom.Filandro@icrinc.com

Since early January, the company has seen a softening of traffic and sales trends which it believes, in addition to adverse weather conditions, has been significantly driven by the rapid spread of the Omicron strain of Covid-19 and its impact on consumer behavior. Based on a continuation of current trends, the company would expect to achieve a flat to low-single-digit percentage two-year comparable sales increase for fiscal January, below prior expectations, and resulting in diluted EPS for the quarter in the range of $1.80 to $1.95.

The company also announced that, for the quarter-to-date, it has repurchased approximately 1.6 million shares for an aggregate amount of approximately $70 million. The company has approximately $180 million remaining available under a $250 million share repurchase authorization approved by its Board of Directors on December 1,
2021.

Commenting on the fourth quarter, Bruce Thorn added, “We are pleased with our holiday performance, with two-year comps for fiscal November and December running up 9%. Our outstanding team has worked tirelessly to offset headwinds from the global supply chain to ensure our customer would find what she wanted in our stores and online. While the Omicron variant creates some near-term challenges, we look forward to rounding out another very successful year for the company. Meanwhile, we are pleased to have continued to return capital to shareholders through share repurchases.”

As previously announced, the company will be participating in the 2022 ICR Conference, which will be a virtual event this year. Bruce Thorn, President and CEO of Big Lots, Jonathan Ramsden, Executive Vice President, Chief Financial & Administrative Officer, and Jack Pestello, Executive Vice President, Chief Merchandising Officer, are scheduled to participate in a fireside chat on Tuesday, January 11, 2022, which will be broadcast live beginning at approximately 10:30 AM Eastern Time. Related to its participation in the conference, the company has posted an updated Investor Presentation to its corporate website: https://www.biglots.com/corporate/investors.

For information regarding registration and participation in the conference, please visit https://icrconference.com. Additionally, an audio only live webcast of the fireside chat will be available through the Investor Relations section of the company’s website at https://www.biglots.com/corporate/investors/.

If you are unable to join the live webcast, an archive will be available at https://www.biglots.com/corporate/investors/ on January 11, at and will remain available through midnight, January 21, 2022.

About Big Lots, Inc.
Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is a neighborhood discount retailer and a Fortune 500 company, operating 1,431 stores in 47 states, as well as a best-in-class ecommerce platform with expanded capabilities via BOPIS, curbside pickup, Instacart and same day delivery. The company's product assortment is focused on home essentials: Furniture, Seasonal, Soft Home, Food, Consumables and Hard Home. Ranked one of the fastest-growing eCommerce businesses by Digital Commerce 360 and the recipient of Home Textiles Today’s 2021 Retail Titan Award, Big Lots’ mission is to help people Live BIG and Save Lots. The company strives to be the BIG difference for a better life by delivering exceptional value to customers through the ultimate treasure hunt shopping experience, building a “best places to grow” culture, rewarding shareholders with consistent growth and top-tier returns, and doing good in local communities. For more information about the company, visit biglots.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-

Investor Contact
ICR, Inc.
Tom Filandro, 646-277-1235
Tom.Filandro@icrinc.com

looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although the company believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity.

Forward-looking statements that the company makes herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, developments related to the COVID-19 coronavirus pandemic, current economic and credit conditions, the cost of goods, the inability to successfully execute strategic initiatives, competitive pressures, economic pressures on customers and the company, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in public announcements and SEC filings.

Investor Contact
ICR, Inc.
Tom Filandro, 646-277-1235
Tom.Filandro@icrinc.com